UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2010

XETA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	0-16231	73-1130045
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1814 West Tacoma Street, Broken Arrow, Oklahoma	74012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 918-664-8200

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01  Other Events.

XETA Technologies Inc. will present at the Midwest IDEAS Investor Conference on Tuesday, August 31, 2010.   XETA Technologies’ presentation, which will be delivered by its President and Chief Executive Officer Greg D. Forrest, is scheduled to begin at 11:20 a.m. CDT.  The presentation will be webcast live and may be accessed at the conference website at www.midwestideas.com, or under the investor relations section of XETA’s website, www.xeta.com.  A news release issued by the Company announcing its participation in the Conference is attached as an exhibit to this report.

The information in this Form 8-K and the attached exhibit is being furnished to satisfy the requirements of Regulation FD and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)                     Exhibits

99.1—Release dated August 9, 2010 entitled “XETA Technologies to Present at the Midwest IDEAS Investor Conference.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XETA Technologies, Inc.
(Registrant)

Dated: August 9, 2010	By	/s/ Robert B. Wagner
Robert B. Wagner, Chief Financial Officer